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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   April 24, 2007
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                             Norwood Financial Corp.
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             (Exact name of registrant as specified in its charter)


      Pennsylvania                    0-28364                   23-2828306
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(State or other jurisdiction     (Commission File              (IRS Employer
of incorporation)                     Number)                Identification No.)


717 Main Street, Honesdale, Pennsylvania                           18431
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (570) 253-1455
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                             NORWOOD FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
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Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
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         On April 27, 2007, the Registrant  announced that Director and Chairman
Russell L. Ridd had stepped down from the Board after, as previously  announced,
choosing  not  to  stand  for   re-election   at  the  2007  Annual  Meeting  of
Stockholders held April 24, 2007. Mr. Ridd was subsequently appointed Director Emeritus. The Registrant also announced that Director John E. Marshall had been named Chairman of the Board and Lewis J. Critelli, Executive Vice President and
Chief  Financial  Officer  was  appointed  Secretary  of  the  Registrant.   For
additional information, reference is made to the Registrant's press release, dated April 27, 2007, which is filed as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits
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         (c) The following exhibits are filed with this report.

                  Number   Description
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                  99.1     Press Release, dated April 27, 2007

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NORWOOD FINANCIAL CORP.


Date: April 27, 2007                  By:  /s/William W. Davis, Jr.
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                                           William W. Davis, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)